UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2022 (April 19, 2022)

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38908	84-4052441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Berkeley Street, 5th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 986-6744

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 19, 2022, DraftKings Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”).

The following matters were voted upon at the Annual Meeting:

1.	To elect up to twelve directors to the Company’s board of directors;
2.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
3.	To conduct a non-binding advisory vote on executive compensation.

The following are the final voting results for each of the matters voted upon at the Annual Meeting:

Election of directors:(1)	For	Withheld	Broker Non-Votes
Jason D. Robins	4,074,043,024	33,261,230	108,898,622
Harry Evans Sloan	4,038,521,678	68,782,576	108,898,622
Matthew Kalish	4,070,012,899	37,291,355	108,898,622
Paul Liberman	4,070,013,510	37,290,744	108,898,622
Woodrow H. Levin	4,055,302,383	52,001,871	108,898,622
Shalom Meckenzie	4,040,584,586	66,719,668	108,898,622
Jocelyn Moore	4,055,290,364	52,013,890	108,898,622
Ryan R. Moore	4,074,848,385	32,455,869	108,898,622
Valerie Mosley	4,055,709,041	51,595,213	108,898,622
Steven J. Murray	4,055,287,422	52,016,832	108,898,622
Marni M. Walden	4,055,522,925	51,781,329	108,898,622

Ratification of the appointment of BDO USA, LLP:
For			4,213,216,595
Against			2,355,234
Abstain			631,047
Non-binding advisory vote on executive compensation:
For			4,075,793,137
Against			30,942,575
Abstain			568,542
Broker Non-Votes			108,898,622

(1) As described further in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on February 28, 2022, because the Company’s acquisition of Golden Nugget Online Gaming, Inc. was not completed prior to the Annual Meeting, the size of the Company’s board of directors was set at eleven and any votes cast for Mr. Tilman J. Fertitta were not counted.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DraftKings Inc.

Dated: April 22, 2022	By:	/s/ R. Stanton Dodge
Name: R. Stanton Dodge
Title: Chief Legal Officer and Secretary